                                                                    EXHIBIT 10.6

               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


     This Amended and Restated Investors' Rights Agreement (this "AGREEMENT") is made and entered into as of March 31, 1997 by and among Pilot Network Services, Inc., a California corporation (the "COMPANY"), M. Marketta Silvera ("SILVERA") and the investors listed on Schedule 1 attached hereto (referred to herein
                            ----------
individually as an "INVESTOR" and collectively as the "INVESTORS").

                                   RECITALS

     A. The Company and certain of its shareholders entered into an Investors' Rights Agreement ("EXISTING RIGHTS AGREEMENT") dated July 18, 1996 pursuant to which the Company granted certain registration rights to such shareholders.

     B. The Company and a certain Investor (the "SERIES F INVESTOR") propose to enter into a Series F Stock and Warrant Purchase Agreement dated as of the date hereof (the "SERIES F PURCHASE AGREEMENT") pursuant to which such Investor has agreed to purchase shares of Series F Preferred Stock (the "SERIES F SHARES") and a warrant for the purchase of Series F Preferred Stock (the "SERIES F WARRANT") from the Company.

     C. The execution and delivery of this Agreement by the Company and such Investor are conditions to the purchase of the Series F Shares by the Series F Investor. Accordingly, the Company and the Investors deem it necessary and advisable and in their best interests, and the Company also deems it in the best interests of the shareholders of the Company, to amend and restate the Existing Rights Agreement and grant the Series F Investor the registration rights provided herein, subject to execution of this Agreement by the Investors.

     D. As a material inducement and consideration to each Series F Investor to enter into the Series F Purchase Agreement and to perform its obligations thereunder, the Company and the other Investors have agreed to enter into, execute and deliver this Agreement on the terms and subject to the conditions set forth below.

                                   AGREEMENT

     NOW, THEREFORE, on the basis of the preceding facts, and as a material inducement and consideration to the Series F Investor to enter into the Series F Purchase Agreement and to perform its obligations thereunder, and in consideration of mutual covenants set forth below, the parties to this Agreement agree as follows:

1.   Registration Rights.
     -------------------

     1.1  Definitions.  For the purposes of this Agreement, the following words
          -----------
shall have the meanings set forth below:
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          (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (b) "Common Stock" means the Company's Stock.

          (c) "Company's Notice" shall have the meaning set forth in Section 1.2 hereof.

          (d) "Initiating Holders" means the holders of Registrable Stock initially requesting registration of Registrable Stock pursuant to Section 1.2 of this Agreement.

          (e) "Investor Notice" shall have the meaning forth in Section 1.4 hereof.

          (f) "Long-Form Registration Statement" means a registration statement on Form S-1 or Form S-2 or any similar form of registration statement adopted by the Commission from and after the date hereof.

          (g) "Prospective Sellers" shall have the meaning set forth in Section 1.7(a)(ii) hereof.

          (h) "Series F Purchase Agreement" shall have the meaning set forth in Recital B to this Agreement.

          (i) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the subsequent declaration or ordering of the effectiveness of such registration statement or document.

          (j) "Registrable Stock" means (i) any Common Stock issued or issuable upon conversion of the Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock held by the Investors, and the Series B Preferred Stock and the Series F Preferred Stock, if any, issued upon exercise of any warrants held by the Investors (the "CONVERSION SHARES"); (ii) any Common Stock held by Silvera (the "FOUNDERS SHARES"); (iii) any Common Stock issued or issuable with respect to the Conversion Shares or Founders Shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; (iv) any other shares of Common Stock now held or hereafter acquired by persons holding the securities described in clauses (i) and (ii) above; (v) any Common Stock issued or issuable upon the conversion of the Series D Preferred Stock held by the Warrant Holders, and the Series D Preferred Stock, if any, issued upon exercise of any Warrants held by the Warrant Holders (provided that the securities described in this subsection (v) shall be considered "Registrable Stock" only with respect to Sections 1.4, 1.5, 1.7, 1.8, 1.9, 1.12, 1.13, 1.14, 1.15 and
1.16 hereof); and (vi) any Common Stock issued or issuable upon the conversion of the Series D Preferred Stock held by Glen McLaughlin, and the Series D Preferred Stock, if any, issued upon exercise of any warrants held by Glen McLaughlin; provided, however, that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a

                                      -2-
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public distribution or a public securities transaction or (B) sold in transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon consummation of such sale. For purposes of Section 1.2(a) and Section 3.8, Registrable Securities shall not include the Founder's Shares. A person shall be deemed to be a holder of Registrable Stock when such person has a right to acquire such Registrable Stock (by conversion or otherwise) regardless of whether such acquisition has actually been effected.

          Subject to the assignment provisions contained in Section 1.15, each share of Registrable Stock shall continue to be Registrable Stock in the hands of each subsequent holder thereof; provided that each share of Registrable Stock shall cease to be Registrable Stock when transferred to any person who is not affiliated with a holder in accordance with a registered public offering or in accordance with Rule 144 promulgated by the Commission under the Securities Act. For the purposes of this Agreement, the officers, directors and shareholders, in the case of a corporation, and the partners, in the case of a partnership, of a holder, without limitation, shall be deemed to be affiliated with such holder.

          (k) "Requesting Holders" shall have the meaning set forth in Section
1.2 hereof.

          (l) "Securities Act" means the Securities Act of 1933, as amended.

          (m) "Series F Shares" shall have the meaning set forth in Recital B to this Agreement.

          (n) "Series F Warrant" shall have the meaning set forth in Recital B to this Agreement.

          (o) "Short-Form Registration Statement" means a registration statement on Form S-3 or any similar form of registration statement adopted by the Commission from and after the date hereof.

          (p) "Warrant Holders" shall mean MMC/GATX Partnership No. 1 and Phoenix Leasing Incorporated. Each Warrant Holder shall be admitted to this Agreement as an "Investor," but only to the extent necessary for the exercise of their rights as holder of Registrable Stock.

     1.2  Required Registrations.
          ----------------------

          (a) Demand Registration.  If, at any time after the earlier to occur
              -------------------
of March 15, 1999 or the date that is six (6) months after the effective date of the first registration statement filed by the Company covering an offering of the Company's securities (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Stock), holders of at least

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twenty five percent (25%) of the Registrable Stock then outstanding propose to dispose of, pursuant to a Long-Form Registration Statement, at least twenty five percent (25%) of the Registrable Stock then outstanding, then such holders may request the Company in writing to effect such registration, stating the form of registration statement under the Securities Act to be used, the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares.

          (b) Short-Form Registration.  If at any time at which the Company is
              -----------------------
entitled to file a registration statement on a Short-Form Registration Statement, holders of at least twenty percent (20%) of the Registrable Stock, excluding Founders Shares, then outstanding propose to dispose of Stock pursuant to a Short-Form Registration Statement, then such holders may request the Company in writing to effect such registration, stating the form of registration statement under the Securities Act to be used, the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares; provided that, if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration via a Short-Form Registration Statement pursuant to this Section 1.2(b), then the Company shall not be obligated to effect any such registration until at least twelve (12) months have expired from the effective date of the last Short-Form Registration Statement, and; provided, further, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 1.2(b) if the holders propose to sell Registrable Stock at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000 or in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service or process in effecting such registration, qualification or compliance.

          (c) Upon receipt of the request of the Initiating Holders pursuant to
Section 1.2(a) or 1.2(b) above, the Company shall give prompt written notice thereof to all other holders of Registrable Stock. Subject to the provisions of
Section 1.3 below, the Company shall use its best efforts promptly to effect the registration under the Securities Act of all shares of Registrable Stock specified in the requests of the Initiating Holders and the requests (stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares) of other holders of shares of Registrable Stock ("REQUESTING HOLDERS") given within 15 days after receipt of such notice from the Company.

     1.3  Limitations on Required Registrations.
          -------------------------------------

          (a) The Company shall not be required to prepare and file more than two (2) Long-Form Registration Statements, which actually become or are declared effective, at the request of holders of Registrable Stock pursuant to Section 1.2(a) hereof. The foregoing, however, shall not limit the Company's obligation from time to time to prepare and file up to one (1) Short-Form Registration Statement each twelve (12) months if requested by holders of Registrable Stock pursuant to Section 1.2(b) hereof.

          (b) Only Common Stock may be included in a registration, and, whenever a registration requested by the holders of Registrable Stock is for a firmly under written offering, if the underwriters determine, in their sole discretion, that the number of shares of Common Stock so included which are to be sold by the holders of Registrable Stock is limited due to market conditions, the holders (including both the Initiating Holders and the Requesting Holders) of Registrable Stock proposing to sell their shares in such underwriting and registration shall share pro rata in the available portion of the registration in question, such sharing to be based upon the number of shares of Registrable Stock then held by such holders, respectively. The underwriters may reduce the number of shares of Registrable Securities to be included in the initial public offering of the Company's Common Stock at their sole discretion; provided that, the number of shares of Registrable Securities requesting inclusion in any post-initial public offering registration actually registered in such offering shall not be reduced below thirty percent (30%) of the requesting shares without the consent of a majority of the Initiating Holders and the Requesting Holders. If any holder of Registrable Stock disapproves of the terms of the underwriting, such holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The Registrable Stock so withdrawn shall also be withdrawn from registration; provided, however, that, except with respect to Company-initiated registration statements, if by the withdrawal of such Registrable Stock a greater number of shares of Registrable Stock held by other holders of Registrable Stock may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all holders of Registrable Stock who have included Registrable Stock in the registration the right to include additional Registrable Stock in the same proportion used in determining the limitation imposed by the provisions of this
Section 1.3(b). The right of a holder of Registrable Stock to participate in an underwritten offering shall be conditioned upon such holder accepting the terms of the underwriting and entering into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting by the Company

          (c) The Company shall not be required to prepare and file a registration statement pursuant to Section 1.2 hereof which would become effective within 180 days following the effective date of a registration statement filed by the Company with the Commission pertaining to an underwritten public offering of securities for cash for the account of the Company or if the Initiating Holders' request for registration is received by the Company subsequent to such time as the Company in good faith gives written notice to the holders of Registrable Stock that the Company is commencing to prepare a Company-initiated registration statement and the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

          (d) Notwithstanding the foregoing, if the Company shall furnish to the Initiating and Requesting Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

     1.4  Incidental Registration.  If the Company at any time proposes to
          -----------------------
register any of its securities for sale for its own account or for the account of any other person (other than a registration relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Stock), it shall each such time give written notice (the "COMPANY'S NOTICE"), at its expense, to all holders of Registrable Stock of its intention to do so at least 30 days prior to the filing of a registration statement with respect to such registration with the Commission. If any holder of Registrable Stock desires to dispose of all or part of such stock, it may request registration thereof in connection with the Company's registration by delivering to the Company, within thirty (30) days after receipt of the Company's Notice, written notice of such request (the "PIGGYBACK NOTICE") stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares by such holder or holders. The Company shall use its best efforts to cause all shares of Registrable Stock specified in the Piggyback Notice to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by such holder or holders of the shares so registered, subject, however, to the limitations set forth in Section
1.5 hereof.

     1.5  Limitations on Incidental Registration.
          --------------------------------------

          (a) If the registration of which the Company gives notice pursuant to
Section 1.4 above is for the purpose of permitting a disposition of securities by the Company pursuant to a firm commitment underwritten offering, the notice shall so state, and the Company shall have the right to limit the aggregate size of the offering or the number of shares to be included therein by shareholders of the Company if requested to do so in good faith by the managing underwriter of the offering and only securities which are to be included in the underwriting may be included in the registration.

          (b) Whenever the number of shares which may be registered pursuant to
Section 1.4 is limited by the provisions of Section 1.5(a) above, the Company shall have priority as to sales over the holders of Registrable Stock and each holder hereby agrees that it shall withdraw its securities from such registration to the extent necessary to allow the Company to include all the shares which the Company desires to sell for its own account to be included within such registration; provided that, except with respect to the first Long-Form Registration Statement effected by the Company on its own initiative, in no event shall the Registrable Stock requested to be included pursuant to Section
1.4 above be reduced below thirty percent (30%) of the total amount of securities included in such offering. The holders of Registrable Stock given rights by Section 1.4 above shall share pro rata (as a single class) in the available portion of the registration in question, such sharing to be based upon the number of shares of such stock then held by each of such holders, respectively.

     1.6  Designation of Underwriter.  In the case of any registration initiated
          --------------------------
by the holders of Registrable Stock pursuant to the provisions of Section 1.2 hereof which is proposed to be effected pursuant to a firm commitment underwriting, the Company shall have the right to designate the managing underwriter, and all holders of Registrable Stock participating in the registration shall sell their shares only pursuant to such underwriting; provided, however, that so
--------  -------
long as the Trustees of the General Electric Pension Fund (the "GE FUND") shall hold any Registrable Stock and GE Fund sells Registrable Stock pursuant to a registration under Section 1.2 or 1.4 hereof, if the General Electric Company has a 5% or more interest, direct or indirect, in an underwriter participating in such registration, GE Fund shall have the right to approve or disapprove the participation of such underwriter in such registration.

     1.7  Registration Procedures.
          -----------------------

          (a) If and when the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of shares of Registrable Stock the Company shall:

               (i) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective for up to 120 days as provided herein;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectuses used in connection therewith as may be necessary to keep such registration statement effective and current for up to 120 days and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the holder or holders of such shares who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (the "PROSPECTIVE SELLERS");

               (iii) furnish to each Prospective Seller such number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

               (iv) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdictions as each Prospective Seller shall reasonably request to enable such seller to consummate the public sale or other disposition of the shares owned by such seller; provided that, the Company shall not be required in connection therewith or as a election thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

               (v) upon written request, furnish to each Prospective Seller a signed counterpart, addressed to the Prospective Sellers and their underwriters, if any, of: (A) an opinion of counsel for the Company, dated the effective date of the registration statement; and (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement; covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' letter) with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in the opinions of issuers' counsel and in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities;

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

               (vi) cause all such shares to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (vii) provide a transfer agent and registrar for all such shares not later than the effective date of such registration statement;

               (viii) perform its obligation under an underwriting agreement and take all such other customary actions as the holders of a majority of the shares being sold reasonably request in order to expedite or facilitate the disposition of such shares; and

               (ix) make available for inspection by any Prospective Seller or managing underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Prospective Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as reasonably requested by such Prospective Seller or underwriter, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Prospective Seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement.

          (b) Each Prospective Seller of such shares shall furnish to the Company such information as the Company may reasonably require from the Prospective Seller for inclusion in the registration statement (and the prospectus included therein) and shall also enter into and perform any obligations under an underwriting agreement.

          (c) The Prospective Sellers shall not (until further notice) effect sales of the shares covered by the registration statement after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

     1.8  Expenses of Registration.
          ------------------------

          (a) All expenses incurred in effecting any registration requested pursuant to Section 1.2 or 1.4 hereof, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company, reasonable fees and disbursements for one counsel for the holders of Registrable Stock and expenses of any audits incidental to or required by any such registration, ("REGISTRATION EXPENSES") shall be borne by the Company; provided, however, that
(i) each Prospective Seller shall bear underwriting discounts or brokerage fees or commissions relating to the sale of its shares; and (ii) the Company shall be required to bear the Registration Expenses for a maximum of two (2) Long Form Registration Statements and not more than one (1) Short Form Registration Statement within any twelve (12) month period.

          (b) All Registration Expenses incurred in effecting any Long-Form Registration Statement after the second Long-Form Registration Statement (if permitted by the Company) or more than one (1) Short-Form Registration Statement in any twelve (12) month period (if permitted by the Company) shall be borne pro rata by the holders of the Registrable

Stock included in such registration, in accordance with the number of shares being sold in such registration.

          (c) Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to either
Section 1.2(a) or 1.2(b) if the registration request is subsequently withdrawn at the request of the holders of a majority of the Registrable Stock to be registered (in which case all participating holders shall bear such expenses), unless the holders of a majority of the Registrable Stock agree to forfeit their right to one (1) paid demand registration pursuant to the subsection of Section 1.2(a) under which the request was made; provided, however, that if at the time of such withdrawal, the holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request, then the holders shall not be required to pay any of such expenses and shall retain their rights pursuant to
Section 1.2.

     1.9  Indemnification.
          ---------------

          (a) The Company shall indemnify and hold harmless each holder requesting or joining in a registration of such securities and each of its officers, directors, partners and agents, each underwriter (as defined in the Securities Act) and each controlling person of any holder or underwriter, if any, (within the meaning of the Securities Act) (collectively the "HOLDER") with respect to which registration or qualification of Registrable Stock has been effected pursuant to this Agreement, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such Holder may be subject under the Securities Act, under any other federal or state regulation or statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation by the Company of the Securities Act or any Blue Sky law, or any rule or regulation promulgated under the Securities Act or any Blue Sky law, or any other law, applicable to the Company in connection with any such registration, qualification or compliance ((i), (ii) and (iii) are each referred to hereafter as a "VIOLATION"), and shall reimburse each such Holder for any legal or other expenses reasonably incurred by such Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any Holder in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, summary prospectus, prospectus, or amendment or supplement thereto, or any other document, in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein.

          (b) Each holder requesting or joining in a registration of such securities whose Registrable Stock are included in the securities as to which registration or qualification is being effected pursuant to this Agreement, shall indemnify and hold harmless the Company, each underwriter (as defined in the Securities Act) and each controlling person of the Company or underwriter, if any, (within the meaning of the Securities Act) and any other Holder selling securities with respect to which registration or qualification has been effected pursuant to this Agreement, against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which the Company, underwriter, controlling person or Holder may be subject under the Securities Act, under any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon written information furnished by the holder expressly for use in connection with such registration, and shall reimburse the Company, underwriter, controlling person or Holder for any legal or other expenses reasonably incurred by the Company, underwriter, controlling person or Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the holder shall not be liable to the Company, underwriter, controlling person or Holder in any such case to the extent that any such loss, claim, damage or liability exceeds the net proceeds from the offering received by such holder from the underwriters. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, underwriter, controlling person or Holder.

          (c) If the indemnification provided for in Section 1.9(a) or 1.9(b) above is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party in lieu of indemnifying such indemnified party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party, or by the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The parties agree that it would not be just and equitable if contribution pursuant to this Section 1.9(c) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(c), no holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Stock sold by it exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) Promptly after receipt by an indemnified party under Section 1.9(a) or 1.9(b) above of notice of the commencement of any action, such indemnified party shall notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Sections or to any liability under this Section 1.9 the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under this Section 1.9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

     1.10  Inclusion of Additional Shares in Required Registrations; Other
           ---------------------------------------------------------------
Company Initiated Registrations.  The Company shall not register securities for
-------------------------------
sale for the account of any other person in any registration requested by the holders of Registrable Stock pursuant to Section 1.2 hereof unless permitted to do so by the written consent of holders who hold at least fifty percent (50%) of the Registrable Stock as to which registration has been requested. The Company may not cause any other registration of securities for sale for its own account or for the account of any other person to become effective within 180 days after the effective date of any registration requested by the holders of Registrable Stock pursuant to Section 1.2 hereof.

     1.11  Rights which May Be Granted to Other Persons.  The Company shall not
           --------------------------------------------
grant any person registration rights which shall in any way whatsoever impair the priority of the registration rights granted to the Investors in this Agreement.

     1.12  Rule 144 Requirements.  Immediately after the date on which a
           ---------------------
registration statement filed by the Company under the Securities Act becomes effective, the Company shall undertake to make publicly available, and available to the holders of Registrable Stock, such information as is necessary to enable the holders of Registrable Stock to make sales of such stock pursuant to Rule 144 of the Commission under the Securities Act. The Company shall furnish to any such holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

     1.13  Delay of Registration.  No holder of Registrable Stock shall have any
           ---------------------
right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.14  Holdback.  If the Company files a registration statement in
           --------
connection with an underwritten public offering, a holder of Registrable Stock shall not effect any sale or distribution of any shares (except pursuant to such registration statement) of the capital stock of the Company, whether now owned or hereafter acquired, during the period requested by the underwriters commencing with the effective date of such registration statement and ending on the close of business on a date which is not more than one hundred and eighty
(180) days thereafter or such time as the registration statement is withdrawn, whichever is earlier; provided however that all officers and directors of the Company enter into similar agreements.

     1.15  Assignment of Registration Rights.  The rights to cause the Company
           ---------------------------------
to register Registrable Stock pursuant to this Agreement may be assigned (but only with all related obligations) by the Investors to a transferee or assignee (other than a competitor of the Company) of such securities who, after such assignment or transfer, holds at least 40,000 shares of the Registrable Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) originally purchased by such Investor (assuming exercise of all Warrants), provided (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of
Section 1.14; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. A transfer of any Registrable Stock by the Investors to a partner or affiliate of such Investors shall be exempt from the minimum shareholding requirements of this
Section 1.15.

     1.16  Termination of Registration Rights.  Neither the Investors nor
           ----------------------------------
Silvera shall be entitled to exercise any right provided for in this Agreement
(a) after seven (7) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the initial firm commitment underwritten offering of its securities to the general public or (b) at such time as a holder holds Registrable Stock constituting less than one percent (1%) of the outstanding voting stock of the Company.

2.   Right of First Refusal.
     ----------------------

     2.1  Rights of Investors.  If at any time prior to the expiration date of
          -------------------
the period set forth in Section 2.5 below, the Company determines to issue any additional shares of its capital stock, or warrants, options, rights or other securities convertible into its capital stock, (collectively the "EQUITY SECURITIES"), the Company shall first give each of the current holders of Series A, Series B, Series C, Series D, Series E and Series F Preferred Stock (the "RIGHTHOLDERS"), the right to purchase such Rightholders' pro rata share (as defined below) of such Equity Securities in order to allow each Rightholder to maintain its percentage interest in the Company by delivering to them a written offer which shall state the price and other terms and conditions of the proposed issuance. If the Company proposes to issue the Equity Securities for consideration other than solely cash and/or promissory notes, the offer to the Rightholders shall, to the extent of such consideration, permit the Rightholders to pay in lieu thereof, cash equal to the fair market value (as determined in good faith by the Board of Directors of the Company) of such consideration, and the offer shall state the Company's estimate of such fair market value. The Board of Directors shall fix the period of the offer which shall be a minimum of 30 days or such longer period as is necessary to determine the fair market value of the consideration referred to in the preceding sentence.

     2.2  Acceptance of Company Offer.  A Rightholder may accept an offer only
          ---------------------------
by giving written notice to the Company before the offer expires that such Rightholder has accepted the offer to purchase some or all of the securities offered (the "ACCEPTED SECURITIES"); provided, however, that the maximum number or amount of Equity Securities a Rightholder shall be entitled to purchase shall be equal to that number or amount of securities to be issued multiplied by a fraction, the numerator of which shall be the aggregate number of shares of outstanding Common Stock and/or Preferred Stock (calculated on an as converted basis) held by such Rightholder and the denominator of which shall be the aggregate number of outstanding shares of Common Stock and/or Preferred Stock (calculated on an as converted basis) as of the time the written offer by the Company under Section 2.1 is given and prior to the issuance of the Equity Securities subject to the offer.

     Promptly following the expiration of the offer, the Company shall allocate the securities subscribed for among the Rightholders accepting or partially accepting the offer (the "SUBSCRIBING HOLDERS"), pro rata, based upon their respective holdings as aforesaid, and shall by written notice (the "ACCEPTANCE NOTICE") advise all Subscribing Holders of the number or amount of securities allocated to each of the Subscribing Holders. Within ten (10) days following receipt of the Acceptance Notice, each of the Subscribing Holders shall deliver to the Company payment in full for the Accepted Securities purchased by it against delivery by the Company to each Subscribing Holder of a certificate or certificates evidencing the Accepted Securities purchased by such Subscribing Holder.

     2.3  Issuances to Third Parties.  To the extent the offer is not subscribed
          --------------------------
by the Rightholders, the Company may, for a period of ninety (90) days thereafter, issue and sell the unaccepted securities, or any of them, upon terms and conditions no less favorable to the Company than those specified in such offer, to any person or persons.

     2.4  Excluded Transactions.  Notwithstanding the provisions of this Section
          ---------------------
2, the Company shall not be required to first offer the Equity Securities to the Rightholders if:

          (a) The issuance by the Company is pursuant to the conversion of any shares of the Series A, Series B, Series C, Series D, Series E or Series F Preferred Stock, or upon the exercise of the Warrants to the purchase Series B, Series C, Series D or Series F Preferred Stock of the Company;

          (b) The issuance by the Company is of stock or options granted under an employee or non-employee director stock plan approved by the Board of Directors;

          (c) The issuance by the Company is a result of the acquisition of the assets or stock of another company in exchange for shares of capital stock of the Company;

          (d) The issuance by the Company is pursuant to a registration statement filed under the Securities Act;

          (e) The issuance by the Company is of Common Stock upon conversion or exercise of any Equity Security which was not subject to the rights set forth in this Section 2 or for which such rights were not exercised;

          (f) The issuance by the Company is of Equity Securities in connection with corporate partnering arrangements or other strategic relationships in terms approved by the Company's Board of Directors; provided, however, that such relationship is not with an entity whose primary business is financial investments;

          (g) The issuance by the Company is of warrants as of the date hereof which are exercisable for shares of stock of the Company or the issuance is of warrants exercisable for up to an additional 10,000 (as adjusted to reflect stock dividends, stock splits or like transactions) shares of stock of the Company, or the issuance of stock upon exercise of such warrants, in connection with leasing of equipment or purchase of equipment for the Company;

          (h) The issuance by the Company is of convertible debt or warrants issued as of the date hereof, or the issuance is of warrants or convertible debt exercisable for up to an additional 50,000 (as adjusted to reflect stock dividends, stock splits or like transactions) shares of stock of the Company, or the issuance of stock upon exercise or conversion of such securities, to banks or other similar financial institutions (as designated by the Company's Board of Directors) in connection with debt financing transactions; or

          (i) The issuance by the Company is of shares of Series A, Series B, Series C, Series D or Series E Preferred Stock or of Series F Shares pursuant to the Series F Purchase Agreement.

     2.5  Termination.  All rights granted in this Section 2 shall terminate
          -----------
upon (a) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Common Stock of the

Company in which all outstanding Preferred Stock of the Company is converted into Common Stock of the Company, and (b) with respect to each Rightholder, at such time as a Rightholder holds securities of the Company constituting less than one percent (1%) of the outstanding voting stock of the Company, whichever is earlier.

     2.6  Waiver.  The right of first refusal provided under this section may be
          ------
waived only by each individual holder with respect to the then outstanding shares of Common Stock owned by such Rightholder (assuming conversion of all shares of Preferred Stock and exercise of any options or warrants held by said Rightholder).

     2.7  Assignment of Rights of First Refusal.  The right of first refusal
          -------------------------------------
granted under this Section 2 may only be assigned by a Rightholder to a transferee or assignee if the Rightholder transfer at least 40,000 shares (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) of the Company's Common Stock (treating all shares of Preferred Stock for this purpose as though converted into Common Stock).

     2.8  Prior Agreements.  The provisions of this Section 2 states the entire
          ----------------
understanding of the parties regarding rights of first refusal with respect to issuances of stock by the Company, and shall be deemed to amend and restate in all respects the rights of first refusal provisions contained in the Existing Rights Agreement.

3.   Miscellaneous.
     -------------

     3.1  Adjustments Affecting Registrable Securities.  The Company shall not
          --------------------------------------------
effect a stock split or combination of shares or take any other action, or permit any change to occur, with respect to its equity securities, which would adversely affect at such time the ability of the holders of Registrable Stock to include such stock in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such stock in any such registration.

     3.2  Notices.  All notices, demands or other communications hereunder shall
          -------
be in writing and shall be deemed given when delivered personally, mailed by certified mail, return receipt requested, sent by overnight courier service or telecopied, telegraphed or telexed (transmission confirmed), or otherwise actually delivered: (i) if to the Company to

                    Pilot Network Services, Inc.
                    1080 Marina Village Parkway
                    Alameda, CA 94501
                    Attn: M. Marketta Silvera;

if to the Investors to the addresses indicated on Schedule 1; and if to Silvera to

                    99 Tappan Lane
                    Orinda, California 94563,
or at such other address and numbers as may have been furnished by such person in writing to the other parties.

     3.3  Severability and Governing Law.  Should any Section or any part of a
          ------------------------------
Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement. This Agreement is made and entered into in the State of California and the laws of said state shall govern the validity and interpretation hereof and the performance by the parties hereto of their respective duties and obligation hereunder.

     3.4  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     3.5  Captions and Section Headings.  Section titles or captions contained
          -----------------------------
in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     3.6  Singular and Plural, Etc.  Whenever the singular number is used herein
          -------------------------
and where required by the context, the same shall include the plural, and the neuter gender shall include the masculine and feminine genders.

     3.7  Costs and Attorneys' Fees.  In the event that any action, suit, or
          -------------------------
other proceeding is instituted concerning or arising out of this Agreement, the prevailing party shall recover all of such party's costs, and attorneys' fees incurred in each and every such action, suit, or other proceeding, including any and all appeals or petitions therefrom. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

     3.8  Amendments and Waivers.  Neither this Agreement nor any term hereof
          ----------------------
may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, the holders of at least a majority of the Registrable Stock then in existence and the holders of a majority of the Registrable Stock issued or issuable upon conversion of the Series F Preferred Stock; or, to the extent provided in
Section 2.6, by the individual holder; or, to the extent provided in the proviso to Section 1.6, by GE Fund; provided, however, that no such amendment or waiver shall affect the provisions of this Section 3.8, no such waiver shall extend to or affect any other obligation not expressly waived, and no such waiver shall effect any rights granted hereunder to Founder Shares unless all holders of such stock join in any such written consent.

     3.9   Successors and Assigns.  All rights, covenants and agreements of the
           ----------------------
parties contained in this Agreement shall, except as otherwise provided herein, be binding upon and inure to the benefit of their respective successors and assigns.

     3.10  Specific Performance.  The parties hereto agree that the capital
           --------------------
stock of the Company cannot be purchased or sold in the open market and that, for these reasons, among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforceable. Accordingly, in the event of any controversy concerning the capital stock which is the subject of this Agreement, or any right or obligation to register such securities, such right or obligation shall be enforceable in a court of equity by specific performance. The rights granted in this Section 3.10 shall be cumulative and not exclusive, and shall be in addition to any and all other rights which the parties hereto may have hereunder, at law or in equity.

     3.11  Termination of Existing Rights Agreement.  This Agreement contains
           ----------------------------------------
the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof. The signatories to this Agreement (other than the Company), as the holders of more than fifty percent (50%) in interest of the Registrable Securities (as defined in the Existing Rights Agreement), hereby agree that the Existing Rights Agreement is hereby amended and restated in its entirety by this Agreement, and the Existing Rights Agreement shall be of no further force or effect.

     3.12  Trustees Not Liable.  Any obligation of The Trustees of General
           -------------------
Electric Pension Trust shall be enforceable solely against the assets of such Pension Trust and not against any Trustee (individually or in the aggregate) or GEPT Investment Management Incorporated.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                    THE "COMPANY"

                                    PILOT NETWORK SERVICES, INC.,
                                    a California corporation


                                    By:/s/ M. Marketta Silvera
                                       ------------------------------
                                       M. Marketta Silvera, President


                                    THE "INVESTORS"

                                    EL DORADO VENTURES III, L.P.,
                                    a California limited partnership

                                    By:  El Dorado Venture Partners III,
                                         a California general partnership


                                    By: /s/ Shanda Bahles
                                       ------------------------------


                                    EL DORADO TECHNOLOGY IV, L.P.,
                                    a California limited partnership

                                    By:  El Dorado Venture Partners III,
                                         a California general partnership


                                    By: /s/ Shanda Bahles
                                       ------------------------------


                                    EL DORADO C&L FUND, L.P.,
                                    a California limited partnership

                                    By:  El Dorado Venture Partners III,
                                         a California general partnership


                                    By: /s/ Shanda Bahles
                                       ------------------------------

                                    JEFFREY T. WEBBER


                                    By: /s/ Jeffrey T. Webber
                                       --------------------------------------
                                       Jeffrey T. Webber



                                    WILLIAM B. ELMORE


                                    By: /s/ William B. Elmore
                                       --------------------------------------
                                       William B. Elmore



                                    MARKETTA SILVERA


                                    By: /s/ Marketta Silvera
                                       --------------------------------------
                                       Marketta Silvera



                                    TECHNOLOGY FUNDING VENTURES PARTNERS V, AN
                                    AGGRESSIVE GROWTH FUND, L.P., a Delaware limited partnership


                                    By:  Technology Funding, Inc., Managing
                                         General Partner


                                    By: /s/ Gregory T. George
                                       --------------------------------------

                                    Its:  Vice President
                                        -------------------------------------

                                    O'ROURKE INVESTMENTS CORPORATION, a
                                    California corporation


                                    By: /s/ Thomas O'Rourke
                                        -----------------------------
                                    Title:  President
                                          ---------------------------


                                    LAMBDA IV, LLC, a Delaware limited liability company


                                    By: /s/ Anthony Lamport
                                        -----------------------------
                                    Title:  Manager
                                          ---------------------------


                                    GLEN MCLAUGHLIN


                                    By: /s/ Glen McLaughlin
                                        -----------------------------
                                        Glen McLaughlin



                                    WILLIAM E. KIRSCH


                                    By: /s/ William E. Kirsch
                                        -----------------------------
                                        William E. Kirsch



                                    STEVEN M. COSTELLA, TRUSTEE, OR
                                    SUCCESSOR TRUSTEE, OF THE
                                    STEVEN M. COSTELLA TRUST,
                                    DATED MAY 8, 1989


                                    By: /s/ Steven M. Costella
                                        -----------------------------
                                    Its:
                                         ----------------------------

                                    PHOENIX LEASING INCORPORATED


                                    By: /s/ illegible
                                       --------------------------------------

                                    Title:
                                          -----------------------------------



                                    MMC/GATX PARTNERSHIP NO. 1

                                    By:  GATX Capital Corporation,
                                         as agent


                                    By: /s/ illegible
                                       --------------------------------------

                                    Title:
                                          -----------------------------------



                                    GLEN WALLACE MCLAUGHLIN


                                    By: /s/ Glen Wallace McLaughlin
                                       --------------------------------------

                                    HELEN ELIZABETH MCLAUGHLIN O'ROURKE


                                    By: /s/ Helen Elizabeth McLaughlin O'Rourke
                                       --------------------------------------

                                    THE TRUSTEES OF THE GENERAL ELECTRIC PENSION
                                    TRUST



                                    By: /s/ David H. Wrederecht
                                       --------------------------------------
                                    Title:   Trustee
                                           ----------------------------------

                                  SCHEDULE 1
                               LIST OF INVESTORS


El Dorado Ventures III, L.P.
20300 Stevens Creek Blvd.
Cupertino, California 95014
Attn:  Shanda Bahles

El Dorado Technology IV, L.P.
20300 Stevens Creek Blvd.
Cupertino, California 95014
Attn:  Shanda Bahles

El Dorado C&L Fund, L.P.
20300 Stevens Creek Blvd.
Cupertino, California 95014
Attn:  Shanda Bahles

Technology Funding Ventures Partners V,
an Aggressive Growth Fund, L.P.
2000 Alameda de las Pulgas
San Mateo, California  94403
Attn:  Gregory George

Jeffrey Webber
R.B. Webber & Company
1717 Embarcadero Road, Suite 2000
Palo Alto, California 94303

William Elmore
6 Tevis Place
Palo Alto, California 94306

O'Rourke Investment Corporation
12930 Saratoga Avenue, Suite B-7
Saratoga, California 95070
Attn:  Thomas O'Rourke

Lambda IV, L.L.C.
Lambda Fund Management, Inc.
380 Lexington Avenue, 54th Floor
New York, New York 10168
Attn:  Anthony Lamport

Glen McLaughlin
Venture Leasing Associates
14016 Camino Barco
Saratoga, California  95070

William E. Kirsch
c/o Costella Kirsch, Inc.
873 Santa Cruz Avenue
Suite 207
Menlo Park, California  94025

Steven M. Costella, Trustee, or Successor Trustee,
of the Steven M. Costella Trust dated 5/8/89
c/o Costella Kirsch, Inc.
873 Santa Cruz Avenue
Suite 207
Menlo Park, California  94025

Phoenix Leasing Incorporated
2401 Kerner Boulevard
San Rafael, CA  94901-5529
Attn:  Margaret Peterson

MMC/GATX Partnership No. 1
c/o GATX Capital Corporation
4 Embarcadero Center
Suite 2200
San Francisco, California  94111
Attn:  Contract Administrator

The Trustees of the General Electric Pension Trust
c/o G. E. Investments
3003 Summer Street
Stamford, CT 06904-7900
Attn:  David H. Wiederecht

                                      -2-